UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2022

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2019 Equity Incentive Plan

On June 17, 2022, the stockholders of Tempest Therapeutics, Inc., a Delaware corporation (the “Company”) approved the Amended and Restated 2019 Equity Incentive Plan (the “Amended 2019 EIP”), which amends and restates the Millendo Therapeutics, Inc. 2019 Equity Incentive Plan (the “2019 EIP”) and will be a successor to, and replacement of, the 2019 EIP. The Amended 2019 EIP had been adopted by the Company’s Board of Directors (the “Board”), subject to stockholder approval, and includes the following material changes:

•	increase in the number of shares available for issuance under the Amended 2019 EIP by 1,132,252 shares;

•	increase in the maximum number of awards that may be granted as incentive stock options under the Amended 2019 EIP to a total of 5,000,000 shares;

•

increase in the annual limitation on annual non-employee director compensation from $500,000 ($1,000,000 in the first year of service) to $750,000 ($1,000,000 in the first year of service), commencing in calendar year 2023; and

•

update the provision relating to treatment of awards in the event of a corporate transaction or change in control to reflect that if awards held by continuing employees are not assumed by a buyer, vesting shall accelerate (at target in the case of performance-based awards).

A summary description of the terms of the Amended 2019 EIP is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 2, 2022 (the “2022 Proxy Statement”), under the heading “Proposal 2 – Approval of the Amended and Restated 2019 Equity Incentive Plan.” This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended 2019 EIP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Approval of Amended and Restated 2019 Employee Stock Purchase Plan

On June 17, 2022, the stockholders of the Company approved the Amended and Restated 2019 Employee Stock Purchase Plan (the “Amended 2019 ESPP”), which amends and restates the Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”). The Amended 2019 ESPP had been adopted by the Board, subject to stockholder approval, and includes the following material changes:

•	increase in the number of shares available for issuance under the Amended 2019 ESPP by 107,596 shares; and

•

modification of the calculation of the number of shares of our common stock added automatically on January 1 of each year beginning on January 1, 2023, and continuing through (and including) January 1, 2029, to be equal to the lesser of (i) 1.5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year and (ii) 500,000 shares of Common Stock.

A summary description of the terms of the Amended 2019 ESPP is set forth in the 2022 Proxy Statement under the heading “Proposal 3 – Approval of the Amended and Restated 2019 Employee Stock Purchase Plan.” This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended 2019 EIP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 17, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 20, 2022, the record date for the Annual Meeting (the “Record Date”), 7,173,094 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 6,204,072 shares of the Company’s common stock were present at the Annual Meeting in person or by proxy, which represents approximately 86.49% of the shares of the Company’s common stock outstanding as of the Record Date. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

Proposal 1. Election of Directors.

The Company’s stockholders elected the person listed below as a Class I director, to serve until the Company’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Geoff Nichol	5,447,126	50,362	1,776	704,808

Proposal 2. Approval of the Amended and Restated 2019 Equity Incentive Plan.

The Company’s stockholders ratified the Amended 2019 EIP, which amends, restates and will be a successor to, and replacement of, the 2019 EIP. The final voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
4,210,293	1,250,678	38,293	704,808

Proposal 3. Approval of the Amended and Restated 2019 Employee Stock Purchase Plan.

The Company’s stockholders ratified the Amended ESPP, which amends and restates the Millendo Therapeutics, Inc. 2019 Employee Stock Purchase Plan (the “2019 ESPP”) and will be a successor to and replacement of the 2019 ESPP. The final voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
4,460,702	1,000,328	38,234	704,808

Proposal 4. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
6,179,790	23,298	984	—

Proposal 5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
5,284,361	28,088	160,111	731,512

Proposal 6. Approval, on an advisory basis, of the frequency of stockholder approval of the compensation of our named executive officers.

The Company’s stockholders approved, on an advisory basis, the frequency of stockholder approval of the compensation of the Company’s named executive officers. The final voting results were as follows:

1 Year	2 Years	3 Years	Abstention	Broker Non-Votes
5,301,854	957	34,891	134,858	731,522

The frequency of one year received the highest number of votes cast by stockholders at the Annual Meeting. Based on the recommendation of the Board in the proxy statement for the Annual Meeting and these advisory vote results, the Company will hold future Say-on-Pay votes every year until the next required non-binding advisory vote on the frequency of Say-on-Pay votes, which is required to occur no later than the Company’s 2028 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Tempest Therapeutics, Inc. Amended and Restated 2019 Equity Incentive Plan

10.2	Tempest Therapeutics, Inc. Amended and Restated 2019 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: June 21, 2022	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	Chief Executive Officer